EXHIBIT 10.7

                        TERMINATION AND VOTING AGREEMENT

         This Termination and Voting Agreement, dated as of October 1, 2003 (this "Agreement"), is entered into by and among Westport Resources Corporation, a Nevada corporation ("Westport" or the "Company"), Westport Energy LLC, a Delaware limited liability company ("WELLC"), ERI Investments, Inc., a Delaware corporation ("ERI"), Medicor Foundation, a Liechtenstein foundation, formed pursuant to the Liechtenstein Persons and Companies Act ("Medicor," and together with WELLC, the "Medicor Group"), the persons and entities named on Exhibit A attached hereto (each such person or entity, a "Belfer Person," and collectively, the "Belfer Group") and, solely with respect to Article I, Article II and Article IV hereof, the persons and entities named on Exhibit B attached hereto (each such person or entity, a "Terminating Belfer Person," and collectively, the "Terminating Belfer Persons"). The Medicor Group, ERI and the Belfer Group may be referred to herein individually as a "Shareholder Party" and collectively as the "Shareholder Parties." Each member of the Medicor Group may be referred to herein as a "Medicor Person."

                             PRELIMINARY STATEMENTS

         WHEREAS, the Company, the Shareholder Parties and the Terminating Belfer Persons (collectively, the "Shareholders Agreement Parties") are parties to that certain Third Amended and Restated Shareholders Agreement, dated as of February 14, 2003, attached as Exhibit C hereto (the "Shareholders Agreement");

         WHEREAS, the Shareholders Agreement Parties desire to terminate the Shareholders Agreement in its entirety; and

         WHEREAS, in connection with the termination of the Shareholders Agreement, the Company and the Shareholder Parties desire to enter into (i) certain voting agreements set forth herein relating to the Company's 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting") and (ii) a registration rights agreement providing for, among other things, registration rights for the benefit of the Shareholder Parties (the "Registration Rights Agreement"), in each case to be effective upon termination of the Shareholders Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT

                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

         Section 1.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each other party hereto as follows:

                  (a) Power and Authority. The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on the part of the Company.

                  (b) Execution, Delivery, Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, the Company in connection with its execution, delivery and performance of this Agreement.

                  (c) No Prohibition. The Company's execution, delivery and performance of this Agreement does not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to the Company or any material agreement to which the Company is a party.

                  (d) No Assignment. The Company has not assigned any of its rights or obligations under the Shareholders Agreement.

         Section 1.2 Representations and Warranties of the Medicor Group. Each Medicor Person hereby severally and not jointly represents and warrants to each other party hereto as follows:

                  (a) Power and Authority. Each Medicor Person has all requisite corporate or other power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by each Medicor Person have been duly authorized by all necessary corporate or other action on the part of such Medicor Person.

                  (b) Execution; Delivery; Enforceability. This Agreement has been duly executed and delivered by each Medicor Person and constitutes a valid and binding obligation of such Medicor Person, enforceable against such Medicor Person in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing (other than the filing of an appropriate amendment to Schedule 13D in connection with the transactions contemplated by this Agreement) with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, such Medicor Person in connection with its execution, delivery and performance of this Agreement.

                  (c) No Prohibition. Each Medicor Person's execution, delivery and performance of this Agreement do not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to such Medicor Person or any material agreement to which such Medicor Person is a party.

                  (d) No Assignment. No Medicor Person has assigned any of its rights or obligations under the Shareholders Agreement.

         Section 1.3 Representations and Warranties of ERI. ERI hereby represents and warrants to each other party hereto as follows:

                  (a) Authority. ERI has all requisite corporate authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by ERI have been duly authorized by all necessary corporate action on the part of ERI.

                  (b) Execution, Delivery, Enforceability. This Agreement has been duly executed and delivered by ERI and constitutes a valid and binding obligation of ERI, enforceable against ERI in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing (other than the filing of an appropriate amendment to Schedule 13D in connection with the transactions contemplated by this Agreement) with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, ERI in connection with ERI's execution, delivery and performance of this Agreement.

                  (c) No Prohibition. ERI's execution, delivery and performance of this Agreement do not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to ERI or any material agreement to which ERI is a party.

                  (d) No Assignment. ERI has not assigned any of its rights or obligations under the Shareholders Agreement.

         Section 1.4 Representations and Warranties of the Belfer Group and the Terminating Belfer Persons. Each Belfer Person and each Terminating Belfer Person hereby severally and not jointly represents and warrants to each other party hereto as follows:

                  (a) Power and Authority. Each Belfer Person and each Terminating Belfer Person has all requisite corporate or other power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by each Belfer Person and each Terminating Belfer Person have been duly authorized by all necessary corporate or other action on the part of such Belfer Person and each Terminating Belfer Person.

                  (b) Execution; Delivery; Enforceability. This Agreement has been duly executed and delivered by each Belfer Person and each Terminating Belfer Person and constitutes a valid and binding obligation of such Belfer Person and such Terminating Belfer Person enforceable against such Belfer Person and such Terminating Belfer Person in accordance with its terms. No consent, approval, order or authorization of, or registration, declaration or filing (other than the filing of an appropriate amendment to Schedule 13D in connection with the transactions contemplated by this Agreement) with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by, or with respect to, such Belfer Person or such Terminating Belfer Person in connection with its execution, delivery and performance of this Agreement.

                  (c) No Prohibition. Each Belfer Person's and each Terminating Belfer Person's execution, delivery and performance of this Agreement do not conflict with, or result in a breach of, any law or regulation of any governmental authority applicable to such Belfer Person or such Terminating Belfer Person or any material agreement to which such Belfer Person or such Terminating Belfer Person is a party.

                  (d) No Assignment. No Belfer Person nor any Terminating Belfer Person has assigned any of its rights or obligations under the Shareholders Agreement.

                                   ARTICLE II

                      TERMINATION OF SHAREHOLDERS AGREEMENT

         Section 2.1 Termination of the Shareholders Agreement. Effective as of the date hereof, the Shareholders Agreement is hereby terminated in its entirety and shall be of no further force or effect; except for actions to be taken in connection with the registration and offering of shares pursuant to the ERI letter to the Company dated as of September 11, 2003.

                                   ARTICLE III

                               VOTING ARRANGEMENTS

         Section 3.1       Voting of Shares.

                  (a) The Medicor Group and their Permitted Transferees under the Registration Rights Agreement (collectively, the "Medicor Parties") shall vote all shares of Common Stock owned or controlled by them, and shall take all other necessary or desirable actions within their control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), to effectuate the provisions of this Article III.

                  (b) ERI and its Permitted Transferees under the Registration Rights Agreement (collectively, the "ERI Parties") shall vote all shares of Common Stock owned or controlled by them, and shall take all other necessary or desirable action within their control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), to effectuate the provisions of this Article III.

                  (c) The Belfer Group and their Permitted Transferees under the Registration Rights Agreement (collectively, the "Belfer Parties") shall vote all shares of Common Stock owned or controlled by them, and shall take all other necessary or desirable action within their control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), to effectuate the provisions of this Article III.

                  (d) The Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings) to effectuate the provisions of this Article III.

         Section 3.2       Nomination; Removal and Observer Rights.

                  (a) Each of Medicor, ERI and the Belfer Group shall have the right to nominate one (1) director for election at the 2004 Annual Meeting to serve as a class 3 member of the Board of Directors of the Company (the "Board") until the Company's annual meeting of shareholders in 2007 and each of the Medicor Parties, the ERI Parties and the Belfer Parties shall vote their shares of Westport Common Stock in favor of the election of each nominee (or successor nominee nominated in accordance with this Section 3.2(a)) named pursuant hereto. Prior to the 2004 Annual Meeting, each of Medicor, ERI and the Belfer Group shall have the power to replace any nominee such Shareholder Party has nominated pursuant to this Section 3.2(a) with a substitute nominee upon notice to the Company and the other Shareholder Parties given in accordance with Section 4.1.

                  (b) Each of Medicor, ERI and the Belfer Group, respectively, shall have the right: (i) subject to applicable law, including Nevada Revised Statutes 78.335(1) requiring a vote of not less than two-thirds of the issued and outstanding voting power to remove an incumbent director, to remove, with or without cause, any director nominated in accordance with this Section 3.2 by Medicor, ERI or the Belfer Group, respectively, and each of the Medicor Parties, the ERI Parties and the Belfer Parties shall vote their shares of Westport Common Stock in furtherance of this provision; and (ii) to nominate any replacement for a director nominated in accordance with this Section 3.2 by Medicor, ERI or the Belfer Group, respectively, upon the death, resignation, retirement, disqualification or removal from office of such director. The Board shall duly appoint as a director each person so nominated to fill a vacancy on the Board.

                  (c) For so long as any Shareholder Party has the right to nominate a director under this Agreement or a director nominated by such Shareholder Party pursuant to Section 3.2 hereof continues to serve on the Board, and provided that such Shareholder Party (and/or its Permitted Transferees (as such term is defined in the Registration Rights Agreement)) continues to own shares of Westport Common Stock:

                           (i) the Company will give such Shareholder Party
written notice of each regularly scheduled meeting of its Board as far in advance as such notice is required to be delivered to the directors (and at least three business days prior to the date of each special meeting of the Board);

                           (ii) the Board will permit up to two representatives
of each such Shareholder Party to attend as observers all meetings of the Board (including any meetings of committees thereof) and, in the case of telephonic meetings conducted in accordance with the Company's bylaws and applicable law, each such Shareholder Party's representative(s) will be given the opportunity to listen to such telephonic meetings;

                           (iii) each Shareholder Party shall be permitted to
provide its representative(s) hereunder copies of all written materials and other information (including, without limitation, copies of meeting minutes and press releases) given to directors in connection with such meetings;

                           (iv) upon request of a Shareholder Party in
accordance with Section 4.1, the Company shall (1) deliver the materials and other information described in the preceding paragraph directly to the representative(s) of Shareholder Party named (and at the address(es) specified) in such request and (2) deliver such materials and information to such representative(s) at the same time such materials and information are given to the directors (provided the timing of such request so allows) and continue to provide such materials and information to such Shareholder Party's representative(s) unless otherwise requested by such Shareholder Party in accordance with Section 4.1;

                           (v) upon request of any director nominated by a
Shareholder Party pursuant to Section 3.2 hereof representing a Shareholder Party who has the right to have representatives attend meetings of the Board as an observer pursuant to this Section 3.2(c), the Company will give written notice to such Shareholder Party (and to such Shareholder Party's representative(s) identified pursuant to Section 3.2(c)(iv), if any) of any action proposed to be taken by written consent in lieu of a meeting of the Board or of any committee thereof, such notice to be delivered as soon as reasonably practicable prior to the effective time of such consent and describing in reasonable detail the nature and substance of such action; and

                           (vi) the Company will reimburse each Shareholder
Party that has observer rights under this Section 3.2(c) for all reasonable expenses incurred by such Shareholder Party's representative(s) in connection with attending meetings of the Board and committees thereof.

                  (d) Except as otherwise required by applicable law, any court of competent jurisdiction or the rules or regulations of the New York Stock Exchange, without the prior written consent of the Company, none of the Medicor Group, ERI, the Belfer Group, nor any of their respective Affiliates, employees, agents or representatives (including any representative serving as an observer pursuant to Section 3.2(c) hereof) shall disclose to any third party any information obtained about the Company, its operations or business which it may have acquired pursuant to this Agreement (or through service as an observer pursuant to Section 3.2(c) hereof); provided, that any information that is otherwise publicly available, without breach of this provision, or has been obtained from a third party without a breach of such third party's duties, shall not be deemed confidential information. If requested by the Company, each Shareholder Party shall cause any person serving as a representative of such Shareholder Party pursuant to Section 3.2(c) hereof to execute a confidentiality agreement on terms reasonably acceptable to the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

         Section 4.1 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                  If to the Belfer Group or the Terminating Belfer Persons:

                           Robert A. Belfer
                           767 Fifth Avenue, 46th Floor
                           New York, New York 10153
                           Fax Number:  (212) 644-2396
                           Phone Number: (212) 644-2200

                  With a copy to:

                           Laurence D. Belfer
                           767 Fifth Avenue, 46th Floor
                           New York, New York 10153
                           Fax Number:  (212) 644-2396
                           Phone Number: (212) 644-0561

                  If to Westport:

                           Donald D. Wolf,
                           Chairman and Chief Executive Officer
                           1670 Broadway, Suite 2800
                           Denver, CO.  80202
                           Fax Number:  (303) 573-5609
                           Phone Number:  (303) 573-5404

                  With a copy to:

                           Akin Gump Strauss Hauer & Feld LLP
                           1700 Pacific Avenue, Suite 4100
                           Dallas, Texas  75201-4675
                           Attention:  Michael E. Dillard, P.C.
                           Fax Number:  (214) 969-4343
                           Phone Number:  (214)  969-2800

                  If to the Medicor Group:

                           Medicor Foundation
                           Landstrasse 11
                           Postfach 130
                           9495 Triesen
                           Liechtenstein
                           Attention:  Anton M. Lotzer
                           Fax Number:  (423) 233-3934
                           Phone Number:  (423) 239-6050

                                     And to:

                           Westport Energy LLC
                           c/o Westport Investments Limited
                           Lyford Manor
                           Lyford Cay
                           P.O. Box N-7776
                           Nassau, Bahamas
                           Fax Number:  (242) 362-5788

                  With a copy to:

                           Kenneth S. Witt
                           Greenberg Traurig, LLP
                           1200 17th Street, Suite 2400
                           Denver, CO  80202
                           Telephone:  (303) 572-6510
                           Telecopy:  (303) 572-6540

                  And to:

                           Michael Russell
                           Dr. Richard J. Haas Partners
                           Dukes Court
                           32 Duke Street, St. James's
                           London, SW1Y 6DF
                           Fax Number:  020.7.321.5242
                           Phone Number:  020.7.321.5200

                  If to ERI Investments, Inc.:

                           ERI Investments, Inc.
                           801 West Street, 2nd Floor
                           Wilmington, DE 19801-1545
                           Attention: Treasurer
                           Telephone: (302) 656-5590
                           Telecopy: (302) 428-1410

                  With a copy to:

                           Johanna G. O'Loughlin
                           Vice President, General Counsel and Secretary Equitable Resources, Inc.
                           One Oxford Centre, Suite 3300

                           Pittsburgh, PA 15219
                           Telephone: (412) 553-7760
                           Telecopy: (412) 553-5970

                  And to:

                           Stephen W. Johnson, Esquire
                           Reed Smith LLP
                           435 Sixth Avenue
                           Pittsburgh, PA 15219-1886
                           Telephone: (412) 288-3131
                           Telecopy: (412) 288-3063

         Section 4.2. Termination. This Agreement shall terminate and shall cease to be binding on the parties upon the earliest to occur of (i) with respect to any Shareholder Party, the date on which such Shareholder Party (together with its Permitted Transferees under the Registration Rights Agreement, as such term is defined therein) no longer owns any shares of Westport Common Stock and (ii) the date on which all of the parties hereto mutually consent to terminate this Agreement in writing; provided, however, that the provisions of Section 3.2(d) shall not terminate and shall remain in effect indefinitely.

         Section 4.3 Further Assurances. From time to time upon request by any party hereto and without further consideration, each of the parties hereto shall, and shall cause its agents, affiliates, and/or assigns to, execute, deliver and acknowledge all such further instruments and do such further acts as any other party hereto may reasonably require to evidence or implement this Agreement.

         Section 4.4 No Waiver; Remedies Cumulative. Any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by any other party hereto entitled to the benefit thereof only by a written instrument signed by each party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of or estoppel with respect to any subsequent or other failure. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         Section 4.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The parties hereto agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof may be brought only in the courts of the State of Nevada or the federal district courts located within the State of Nevada and the parties hereto hereby accept the exclusive jurisdiction of those courts for the purpose of any suit, action or proceeding.

         Section 4.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

         Section 4.7 Parties in Interest; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations herein shall be assigned by any party hereto without the prior written consent of each other party hereto, and any attempt to do so without obtaining the required consent of such other parties shall be void. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their respective successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

         Section 4.8 Entire Agreement. This Agreement contains all of the terms of the understanding of the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings with respect to its subject matter.

         Section 4.9 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto; provided, however, that the terms of Article III hereof may be amended by an instrument in writing signed by each of the parties hereto other than the Terminating Belfer Persons.

         Section 4.10 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provisions held to be invalid, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         Section 4.11 Headings. The headings used herein are for convenience of reference only, are not a part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, any provision of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Termination and Voting Agreement and caused the same to be duly delivered on their behalf to be effective as of the date first written above.

                           WESTPORT RESOURCES CORPORATION


                           By:   /s/ Donald D. Wolf
                               -------------------------------------------------
                           Name:  Donald D. Wolf
                                ------------------------------------------------
                           Title:    Chief Executive Officer
                                   ---------------------------------------------



                           WESTPORT ENERGY LLC

                             By: WESTPORT INVESTMENTS LIMITED, its
                                 Managing Member

                                By:   /s/ Michael Russell
                                    --------------------------------------------
                                Name:   Michael Russell
                                      ------------------------------------------
                                Title:  Duly Authorized Signatory
                                        ----------------------------------------



                           ERI INVESTMENTS, INC.


                           By:    /s/ Kenneth J. Kubacki
                                 -----------------------------------------------
                           Name:   Kenneth J. Kubacki
                                 -----------------------------------------------
                           Title:   Vice President
                                  ----------------------------------------------


                           MEDICOR FOUNDATION


                           By:    /s/ Anton Lotzer
                               -------------------------------------------------
                           Name:   Anton Lotzer
                                 -----------------------------------------------
                           Title:   Member of the Foundation Board
                                  ----------------------------------------------

                           By:    /s/ Albin A. Johann
                               -------------------------------------------------
                           Name:   Albin A. Johann
                                 -----------------------------------------------
                           Title:    Member of the Foundation Board/Secretary
                                   ---------------------------------------------



                              /s/ Robert A. Belfer
                           -----------------------------------------------------
                           Robert A. Belfer, individually

                           THE ROBERT A. AND RENEE E. BELFER FAMILY FOUNDATION


                           By:   /s/ Robert A. Belfer
                               -------------------------------------------------
                           Name: Robert A. Belfer
                           Title:  Trustee and Donor


                           BELFER CORP.


                           By:   /s/ Robert A. Belfer
                               -------------------------------------------------
                           Name: Robert A. Belfer
                           Title:   President


                           RENEE HOLDINGS PARTNERSHIP, L.P.


                           By:      /s/ Robert A. Belfer
                              --------------------------------------------------
                           Name:    Robert A. Belfer
                           Title:   General Partner


                           LDB CORP.


                           By:      /s/ Laurence D. Belfer
                              --------------------------------------------------
                           Name:    Laurence D. Belfer
                           Title:   President


                           ROBERT A. BELFER 1990 FAMILY TRUST


                           By:      /s/ Laurence D. Belfer
                              --------------------------------------------------
                           Name:    Laurence D. Belfer
                           Title:   Trustee

                           VANTZ LIMITED PARTNERSHIP

                           By:      VANTZ LLC,
                                    its General Partner

                                    By:      /s/ Laurence D. Belfer
                                       -----------------------------------------
                                    Name:    Laurence D. Belfer
                                    Title:   Managing Member


                           LDB TWO CORP.


                           By:      /s/ Laurence D. Belfer
                              --------------------------------------------------
                           Name:    Laurence D. Belfer
                           Title:   President


                           BELFER TWO CORP.


                           By:      /s/ Robert A. Belfer
                              --------------------------------------------------
                           Name:    Robert A. Belfer
                           Title:   Managing Member


                           LIZ PARTNERS, L.P.

                           By:      LIZ ASSOCIATES LLC,
                                    its General Partner

                                    By:      /s/ Robert A. Belfer
                                       -----------------------------------------
                                    Name:  Robert A. Belfer
                                    Title:  Managing Member

                  Solely for the purposes of Article I, Article II and Article IV hereof:

                                /s/ Jack Saltz
                           -----------------------------------------------------
                           Jack Saltz, individually



                           SALTZ INVESTMENT GROUP, LLC


                           By:           /s/ Jack Saltz
                               -------------------------------------------------
                           Name:    Jack Saltz
                           Title:   Manager and Member


                           JACK & ANITA SALTZ FOUNDATION


                           By:          /s/ Jack Saltz
                               -------------------------------------------------
                           Name: Jack Saltz
                           Title:  President


                           BELWEST PETROLEUM, INC.


                           By:      /s/ Robert A. Belfer
                              --------------------------------------------------
                           Name:    Robert A. Belfer
                           Title:   President


                           A&B INVESTORS, INC.


                           By:      /s/ Robert A. Belfer
                              --------------------------------------------------
                           Name:    Robert A. Belfer
                           Title:


                           THE LAURENCE D. BELFER FAMILY FOUNDATION


                           By:      /s/ Laurence D. Belfer
                              --------------------------------------------------
                           Name:    Laurence D. Belfer
                           Title:   Trustee and Donor

                                    EXHIBIT A

                              CERTAIN STOCKHOLDERS


The Robert A. and Renee E. Belfer Family Foundation
Robert A. Belfer
Belfer Corp.
Renee Holdings Partnership, L.P.
LDB Corp.
Robert A. Belfer 1990 Family Trust
Vantz Limited Partnership
LDB Two Corp.
Belfer Two Corp.
Liz Partners, L.P.

                                    EXHIBIT B

                           TERMINATING BELFER PERSONS


Jack Saltz
Saltz Investment Group, LLC
Jack & Anita Saltz Foundation
Belwest Petroleum, Inc.
A&B Investors, Inc.
The Laurence D. Belfer Family Foundation

                                    EXHIBIT C

                           THE SHAREHOLDERS AGREEMENT

                                   [ATTACHED]


(Incorporated by reference from Exhibit 10.1 of Schedule 13D filed with the Securities and Exchange Commission on February 14, 2003.)